File No. [333- ]

As filed with the U.S. Securities and Exchange Commission on November 8, 2024

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO.

JOHN HANCOCK BOND TRUST

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

800-225-5291

(Registrant’s Area Code and Telephone Number)

Christopher Sechler, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copies to:

Mark P. Goshko, Esq.

K&L Gates LLP

One Congress Street, Suite 2900

Boston, MA 02114

(617) 261-3163

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that the filing will become effective on December 9, 2024 pursuant to Rule 488 under the Securities Act of 1933, as amended.

[    ], 2024

Your action is required. Please vote today.

Dear High Yield Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and whether the combination of similar funds might promote beneficial economies of scale. On occasions where we believe a fund may benefit from its combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of High Yield Fund, a series of John Hancock Funds II (the “Fund” or “Target Fund”) with and into John Hancock High Yield Fund, a series of John Hancock Bond Trust (the “Acquiring Fund”) (the “Reorganization”).

Advantages of the proposed merger:

•

Expected economies of scale and potentially lower expenses in the future. Following the Reorganization, and after allocation of any Reorganization costs, on a pro forma basis, the operating expense ratio of Class R6 shares of the Acquiring Fund to be received in the Reorganization are expected to be lower than the operating expense ratios of Class 1 shares of the Target Fund, both before and after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•

Similar investment objective. The proposed merger is expected to allow shareholders of the Target Fund to pursue a similar investment objective in a larger combined fund. Both the Target Fund and the Acquiring Fund have similar investment objectives: to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk for the Target Fund and to seek high current income with capital appreciation as a secondary goal for the Acquiring Fund. The Target Fund invests primarily in high yield securities (securities rated BB and Ba through C and D, respectively) which may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities. The Acquiring Fund invests primarily in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents which may consist of domestic and foreign corporate bonds and government obligations, debentures and notes, convertible securities and preferred securities. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

•

Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your Fund and the Acquiring Fund and will continue to serve as the investment advisor to the combined fund. Western Asset Management Company, LLC, and Western Asset Management Company Limited serve as the investment subadvisor and sub-subadvisor, respectively, of the Target Fund, while Manulife Investment Management (US) LLC, serves as the Acquiring Fund’s investment subadvisor and will continue to serve as subadvisor of the combined fund.

How to vote

Note that this Reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on January 14, 2025, at 2:00 P.M., Eastern Time.

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

HIGH YIELD FUND

(a series of John Hancock Funds II)

(the “Fund”)

200 Berkeley Street

Boston, MA 02116

800-225-5291

Notice of Special Meeting of Shareholders

Scheduled for January 14, 2025

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time of the meeting, in case you want to attend.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on January 14, 2025, at 2:00 P.M., Eastern Time (the “Meeting”) to consider the following:

1.

A proposal to approve an Agreement and Plan of Reorganization between High Yield Fund, a series of John Hancock Funds II (the “Target Fund”) and John Hancock High Yield Fund, a series of John Hancock Bond Trust (the “Acquiring Fund” and, together, the “Funds”). Under this agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Target Fund. The direct costs of the Reorganization will be borne 50% by John Hancock Investment Management LLC, and 50% by the Funds equally. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

High Yield Fund (Target Fund)	John Hancock High Yield Fund (Acquiring Fund)
Class 1	Class R6

2.	Any other business that may properly come before the meeting.

Shareholders of record as of October 30, 2024, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies insufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

Christopher Sechler
Secretary, John Hancock Bond Trust
Boston, Massachusetts
[ ], 2024

PROXY STATEMENT for

High Yield Fund (the “Target Fund,” or “your Fund”),

a series of John Hancock Funds II (the “Target Fund Trust”)

PROSPECTUS for

John Hancock High Yield Fund (the “Acquiring Fund”)

a series of John Hancock Bond Trust (the “Acquiring Fund Trust” and, together with the Target Fund Trust, the “Trusts,” and each a “Trust”)

(together with the Target Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116. The telephone number for the Target Fund and the Acquiring Fund is 800-344-1029 and 888-972-8696, respectively.

* * * * * *

This proxy statement and prospectus (the “Proxy/Prospectus”) contains the information shareholders should know before voting on the proposed reorganization of their Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

How the Reorganization will Work

•

Your Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and the Acquiring Fund).

•

The Acquiring Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to Class 1 shares. These shares will be distributed to your Fund’s Class 1 shareholders in proportion to their holdings on the Reorganization date.

•	No sales charges will be imposed on shares of the Acquiring Fund received by shareholders of your Fund.

•	Your Fund will be terminated and shareholders of your Fund will become shareholders of the Acquiring Fund.

•	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, the Acquiring Fund, or the shareholders of your Fund.

High Yield Fund (Target Fund)	John Hancock High Yield Fund (Acquiring Fund)
Class 1	Class R6

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund advised by John Hancock Investment Management LLC (the “Advisor” or “JHIM”) and subadvised by Manulife Investment Management (US), LLC (the “Subadvisor” or “MIM US”). The individuals that currently act as the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Acquiring Fund are expected to continue to manage the combined fund following the Reorganization. The Reorganization is expected to allow your Fund to pursue a similar investment objective in a fund with substantially similar principal investment strategies, with the potential for better future performance, comparable risk, and lower total expenses before and after waivers. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base. Your Fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Similarly, the Acquiring Fund seeks (and the combined fund will also seek) high current income with capital appreciation as a secondary goal.

The Target Fund invests primarily in high yield securities (securities rated BB and Ba through C and D, respectively) which may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities. The Acquiring Fund invests primarily in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents which may consist of domestic and foreign corporate bonds and government obligations, debentures and notes, convertible securities and preferred securities. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

While the Acquiring Fund and Target Fund have similar investment objectives and principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately 90% of its investments in anticipation of the Reorganization and invest the proceeds of such sales due to the investment preferences of the portfolio management team.

The Target Fund offers one class of shares, Class 1 shares. The Acquiring Fund offers four classes of shares, Class A, Class C, Class I and Class R6 shares, however, only Class R6 shares will be involved the Reorganization.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of the Funds resulting from the Reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately, both before and after current expense waivers. As shown in the table below, the hypothetical pro forma expense ratio of the Acquiring Fund Class R6 shares received in the Reorganization are expected to be lower than those of Class 1 shares of the Target Fund before and after expense waivers. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

	High Yield Fund, a series of John Hancock Funds II Class 1 shares (Target Fund) (for the fiscal year ended August 31, 2024)	John Hancock High Yield Fund, a series of John Hancock Bond Trust Class R6 shares (Acquiring Fund) (for the fiscal year ended May 31, 2024)	John Hancock High Yield Fund, a series of John Hancock Bond Trust Class R6 shares (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund) (for the fiscal year ended May 31, 2024)
Gross Expense Ratio	0.86%	0.57%	0.56%
Net Expense Ratio	0.85%	0.56%	0.55%

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

• The Acquiring Fund Class R6 summary prospectus, dated October 1, 2024, as supplemented to date.	This summary prospectus is in the same envelope as this Proxy/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus.

•  The statement of additional information (“SAI”) dated [ ], which relates to this Proxy/Prospectus and the Reorganization and contains additional information about the Acquiring Fund (File no. 333- [   ]).

These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-344-1029 (Class 1) and 877-972-8696 (Class R6).

• The Target Fund Class 1 prospectus, dated January 1, 2024, as supplemented to date.

•  The Acquiring Fund Class R6 prospectus, dated October 1, 2024, as supplemented to date.

•  The Target Fund SAI dated January 1, 2024, as supplemented to date.

•  The Acquiring Fund SAI dated October 1, 2024, as supplemented to date.

•  The Target Fund’s annual shareholder report, dated August 31, 2024.

•  The Acquiring Fund’s annual shareholder report, dated May 31, 2024.

Information in these documents is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus. The SEC file numbers for the Target Fund Trust, of which the Target Fund is a series, are 811-21779 and 333-126293. The SEC file numbers for the Acquiring Fund Trust, of which the Acquiring Fund is a series, are 811-03006 and 002-66906.

The date of this Proxy/Prospectus is [    ], 2024.

EXHIBIT A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	33

INTRODUCTION

This Proxy/Prospectus is being used by the Board of Trustees of the Trust (the “Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders (the “Meeting”). The Meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on January 14, 2025, at 2:00 P.M., Eastern Time.

The purpose of the Meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your Fund into the Acquiring Fund (the “Reorganization”). This Proxy/Prospectus will be delivered to your Fund’s shareholders on or about November 8, 2024.

The Proxy/Prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire Proxy/Prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual shareholder reports (available upon request) of the Funds, because they contain details that are not in the summary comparisons. Shareholders of the Target Fund may redeem their shares at any time prior to the Reorganization.

Who is Eligible to Vote?

Shareholders of record of the Target Fund on October 30, 2024, are entitled to attend and vote at the Meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign and timely submit a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If your proxy is not received on a timely basis, it will not be counted. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF HIGH YIELD FUND, a series of JOHN HANCOCK FUNDS II

Approval of Agreement and Plan of Reorganization between High Yield Fund, a series of John Hancock Funds II and John Hancock High Yield Fund, a series of John Hancock Bond Trust

Under this Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares in the Acquiring Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of the Target Fund. The direct costs of the Reorganization will be borne 50% by John Hancock Investment Management LLC, and 50% by the Target Fund and the Acquiring Fund equally. The Acquiring Fund would also assume substantially all of the liabilities of the Target Fund. The Target Fund Board unanimously recommends that shareholders vote FOR this proposal.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

SUMMARY COMPARISONS OF TARGET FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

High Yield Fund, a series of John Hancock Funds II (Target Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund)

Approximate Net Assets of Each Fund (as of September 30, 2024)

$200 million	$1.24 billion

High Yield Fund, a series of John Hancock Funds II (Target Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund)

Investment Advisor

John Hancock Investment Management LLC

Investment Subadvisor

Western Asset Management Company, LLC	Manulife Investment Management (US), LLC

Investment Sub-Sub-Advisor

Western Asset Management Company Limited	None

Portfolio Managers

Michael C. Buchanan, CFA

•  Co-Portfolio Manager and Co-Chief Investment Officer

•  Managed the fund since 2006

Walter E. Kilcullen

•  Head of US High Yield/Portfolio Manager

•  Managed the fund since 2017

Ryan Kohan

•  Head of Bank Loans/Portfolio Manager

•  Managed the fund since 2024

James Gearhart, CFA

•  Associate Portfolio Manger

•  Managed the fund since 2022

Jonas Grazuilis, CFA

•  Associate Portfolio Manger

•  Managed the fund since 2022

Caryn E. Rothman, CFA

•  Senior Portfolio Manager, Head of Global Credit

•  Managed the fund since 2017

Investment Objective

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	To seek a high current income. Capital appreciation is a secondary goal.

High Yield Fund, a series of John Hancock Funds II (Target Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund)
Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the manager to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Moody’s Investor Services, Inc.     Ba through C

S&P Global Ratings.    BB through D

Below-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.

As part of its investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the manager.

The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the manager, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

The fund may invest in fixed- and floating-rate loans, generally in the form of loan participations and assignments of such loans.

The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. Bonds rated at or below BB by S&P Global Ratings (S&P) or Fitch Ratings, Inc. (Fitch Ratings) or Ba by Moody’s Investors Service, Inc. (Moody’s) are considered junk bonds. These may include, but are not limited to, domestic and foreign corporate bonds and government obligations, debentures and notes, convertible securities, preferred securities, and domestic and foreign government obligations. No more than 10% of the fund’s total assets may be invested in securities that are rated in default by S&P, Fitch Ratings or Moody’s. The fund’s investment policies are based on credit ratings at the time of purchase. There is no limit on the fund’s average maturity.

The manager focuses on industry allocation and securities selection in making investment decisions. The manager uses top-down analysis to determine which industries may benefit from current and future changes in the economy. The manager uses bottom-up research to find individual securities that appear comparatively undervalued. The manager looks at the financial condition of the issuers, as well as the collateralization and other features of the securities themselves. The fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer. The fund typically invests in a broad range of industries.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.

The fund may invest in both investment-grade and below-investment-grade asset-backed securities. The fund may use certain higher-risk investments, including restricted or illiquid securities, bank loans and derivatives. Some loans may be illiquid. Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include futures contracts on securities, indexes and foreign currency; options on futures contracts, securities, indexes and foreign currency; interest-rate, foreign currency and credit default swaps; and foreign currency forward contracts. In addition, the fund may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size. The fund may trade securities actively.

Changes to Principal Investment Strategies

The Board can change each Fund’s investment objective and strategies without shareholder approval. Each Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Temporary Defensive Investing

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities, cash, or cash equivalents for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds.

Investment Objectives and Principal Investment Strategies

As shown in the table above, the Funds have similar investment objectives: to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk for the Target Fund and to seek high current income with capital appreciation as a secondary goal for the Acquiring Fund.

The Target Fund invests primarily in high yield securities (securities rated BB and Ba through C and D, respectively) which may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities (commonly referred to as “junk bonds”). The Acquiring Fund invests primarily in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents which may consist of domestic and foreign corporate bonds and government obligations, debentures and notes, convertible securities and preferred securities (also considered “junk bonds”). Both the Target Fund and the Acquiring Fund may also invest in investment-grade securities. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition of the Acquiring Fund. The primary difference in the Funds’ stated principal investment strategies is that, whereas the Target Fund has a policy to invest at least 80% of its assets (plus any borrowings for investment purposes) in high yield securities that are rated BB and Ba through C and D, respectively, the Acquiring Fund has a policy to invest at least 80% of its assets that are rated anywhere below BB/Ba, and may invest up to 10% of its assets in securities that are rated in default.

The Target Fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where the combination of current yield and currency value offer attractive expected returns. The Target Fund may invest up to 100% of its assets in foreign securities. The Target Fund maintains an average portfolio duration (i.e., an approximate measure of the sensitivity of the market value of a security to changes in interest rates) of between three and seven years. The Acquiring Fund focuses on industry allocation and securities selection, deciding which types of industries to emphasize at a given time and then which individual securities to buy. The Acquiring Fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer. The Acquiring Fund’s investment policies are based on credit ratings at the time of purchase. In managing the Acquiring Fund, MIM (US) considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. The Acquiring Fund may trade securities actively. Please refer to the Funds’ current prospectuses, as may be supplemented, for additional details regarding the Funds’ respective principal investment strategies.

While the Acquiring Fund and Target Fund have similar investment objectives and principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately 90% of its investments in anticipation of the Reorganization and invest the proceeds of such sales due to the investment preferences of the portfolio management team.

As of May 31, 2024, the sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $42,449 (0.00% or $0.00 per share), resulting in anticipated capital loss of $18,440,203 ($0.66 per share). Purchases of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $42,449 (0.00% or $0.00 per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to have no cost. The actual costs and capital gains may differ due to the timing of such sales.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” In addition, the Target Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. The fundamental investment restrictions of the Target Fund and Acquiring Fund are substantively the same. The Target Fund has non-fundamental investment restrictions regarding investment in securities with certain maturities, short sales and the pledging of assets, each detailed in the below chart. The combined fund will continue to follow the fundamental and non-fundamental investment restrictions of the Acquiring Fund.

High Yield Fund (Target Fund)	John Hancock High Yield Fund (Acquiring Fund)
Fundamental Investment Restrictions
The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Real Estate Securities Fund is not subject to this restriction.	The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each fund is subject to this restriction except as otherwise stated in a fund’s Prospectus.	The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.	The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.	The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not make loans, except that the fund may (i) lend portfolio securities in accordance with the fund’s investment policies up to 33 1⁄3% of the fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time	The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions

The fund will not knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.	N/A

The fund will not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.	N/A

The fund will not pledge, hypothecate, mortgage or transfer (except as provided under the Fundamental Investment Restrictions) as security for indebtedness any securities held by the fund, except in the amount of not more than 10% of the value of the fund’s total assets and then only to secure borrowings permitted by other investment restrictions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.	N/A

COMPARISON OF FUND CLASSES

The Target Fund currently offers Class 1 shares. The Acquiring Fund currently offers Class A, Class C, Class I and Class R6 shares, however Class R6 shares are the only shares involved in the Reorganization.

Class 1 shares of the Target Fund

•  Class 1 shares are offered with no front-end sales charge and are not subject to a CDSC.

•  Class 1 shares are subject to a 0.05% Rule 12b-1 fee.

•  There are no minimum or subsequent investment requirements.

•  Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, affiliates of the advisor (Affiliated Insurance Companies), that fund exempt group annuity contracts (group contracts) issued by the Affiliated Insurance Companies to certain qualified retirement plans.

Class R6 shares of the Acquiring Fund

•  Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.

•  Class R6 shares are not subject to Rule 12b-1 fees.

•  The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

•  Class R6 shares are offered only to certain types of investors listed in the Funds’ prospectuses. Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Net Asset Value. All purchases, exchanges, and sales are made at a price based on the next NAV per share (“NAV”) of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time, on each business day that the NYSE is open).

Redemptions and Exchanges. Class 1 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper. Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.

Commencement Dates. Class 1 shares of the Target Fund commenced operations on October 15, 2005. Class R6 shares of the Acquiring Fund commenced operations on October 31, 2006.

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following table describes the Funds’ principal risks.

Principal Risks Applicable to Both the Target Fund and the Acquiring Fund (alphabetical order)

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.

LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of LIBOR settings was published on a “synthetic” basis until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Principal Risks Applicable only to the Acquiring Fund (alphabetical order)

Defaulted debt risk. Investing in defaulted debt securities is speculative and involves substantial risks in addition to those of non-defaulted high-yield securities. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and a fund could lose up to its entire investment.

ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Principal Risks Applicable only to the Target Fund

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

COMPARISON OF EXPENSES

As shown in the table below, the pro forma total annual operating expenses of the Class R6 shares of the combined Acquiring Fund to be issued in the Reorganization are expected to be lower than the expenses of the Class 1 shares of the Target Fund to be exchanged both before and after expense waivers. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

	High Yield Fund, a series of John Hancock Funds II Class 1 shares (Target Fund) (for the fiscal year ended August 31, 2024)	John Hancock High Yield Fund, a series of John Hancock Bond Trust Class R6 shares (Acquiring Fund) (for the fiscal year ended May 31, 2024)	John Hancock High Yield Fund, a series of John Hancock Bond Trust Class R6 shares (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund) (for the fiscal year ended May 31, 2024)
Gross Expense Ratio	0.87%	0.57%	0.56%
Net Expense Ratio	0.87%	0.56%	0.55%

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses. The Class 1 and Class R6 shares of the Funds involved in the Reorganization are not subject to any shareholder fees.

The following expense tables briefly describe the fees and the expenses that shareholders of the Target Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on: (a) expenses paid by Class 1 shares of the Target Fund for the fiscal year ended August 31, 2024; (b) expenses for Class R6 shares of the Acquiring Fund for the fiscal year ended May 31, 2024; and (c) the pro forma expenses of the Class R6 shares of the combined Acquiring Fund to be received in the Reorganization as of May 31, 2024 (showing the effect of the Reorganization had it occurred on June 1, 2023, the beginning of the twelve month period ended May 31, 2024). The expense tables set forth below do not include any of the Reorganization expenses or repositioning costs. The Fund’s expenses after the Reorganization may be greater or less than those shown. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

The following table illustrates the anticipated changes in operating expenses expected as a result of the Reorganization.

Target Fund Class 1 — Acquiring Fund Class R6

Shareholder fees

Class 1 shares of the Target Fund and Class R6 shares of the Acquiring Fund have no shareholder fees. After the Reorganization, Class R6 shares of the combined fund will also have no shareholder fees.

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	High Yield Fund, a series of John Hancock Funds II (Target Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class 1	Class R6	Class R6
Management fee	0.70%	0.50%	0.49%
Distribution and service (Rule 12b-1) fees	0.05%	0.00%	0.00%
Other expenses	0.11%	0.07%	0.07%
Total annual fund operating expenses	0.86%	0.57%	0.56%
Contractual expense reimbursement	-0.01%[1]	-0.01%[1]	-0.01%
Total annual fund operating expenses after expense reimbursements	0.85%	0.56%	0.55%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026 unless renewed by mutual agreement of the applicable fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund, based on: (a) expenses paid by Class 1 shares of the Target Fund for the fiscal year ended August 31, 2024, the end of the Target Fund’s most recently completed fiscal year; (b) expenses for Class R6 shares of the Acquiring Fund for the fiscal year ended May 31, 2024, the end of the Acquiring Fund’s most recently completed fiscal year; and (c) the pro forma expenses of the Class R6 shares of the combined Acquiring Fund to be received in the Reorganization as of May 31, 2024 (showing the effect of the Reorganization had it occurred on June 1, 2023, the beginning of the twelve month fiscal year ended May 31, 2024).

The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples reflect the contractual expense waiver only for the one year period. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.

	High Yield Fund, a series of John Hancock Funds II (Target Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund)	John Hancock High Yield Fund, a series of John Hancock Bond Trust (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	1	R6	R6
Year 1	$87	$57	$56
Year 3	$273	$182	$178
Year 5	$476	$317	$312
Year 10	$1,060	$713	$700

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended August 31, 2024, the Target Fund’s portfolio turnover rate was 47% of the average value of its portfolio and during the fiscal year ended May  31, 2024 the Acquiring Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

COMPARISON OF ADVISORY ARRANGEMENTS

Your Fund’s and the Acquiring Fund’s advisory agreements are substantially identical. As noted in the table under “Investment Advisor” and “Investment Subadvisor,” JHIM serves as the investment advisor for each Fund. Western Asset Management Company, LLC serves as subadvisor for Your Fund, while MIM US serves (and will continue to serve for the combined fund) as the subadvisor for the Acquiring Fund. Western Asset Management Company Limited serves as sub-subadvisor for Your Fund, while the Acquiring Fund does not have a sub-subadvisor.

High Yield Fund (Target Fund)

Annual Percentage Rate	Advisory Fee Breakpoint
0.700%	— first $500 million;
0.650%	— excess over $500 million

John Hancock High Yield Fund (Acquiring Fund)

Annual Percentage Rate	Advisory Fee Breakpoint
0.6250%	— first $75 million;
0.5625%	— next $75 million.
0.5000%	— next $350 million
0.4750%	— next $2 billion
0.4500%	Excess over $2.5 billion

For the fiscal year ended August 31, 2024 the Target Fund paid an annual effective management fees of 0.69% of average daily net assets. For the fiscal year ended May 31, 2024, the Acquiring Fund paid an annual effective management fees of 0.49% of average daily net assets.

Comparison of Fund Performance

The Acquiring Fund will be the accounting and performance survivor following the Reorganization. The past performance records of the Funds, including calendar year total returns and average annual total returns, are set forth under “Funds’ Past Performance” beginning on page [ ] of this Proxy/Prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

•

The Reorganization is scheduled to occur after the close of regularly scheduled trading on the NYSE, on February 7, 2025 (the “Closing Date”), but may occur on any later date agreed to by the Target Fund and the Acquiring Fund. The Target Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Target Fund’s liabilities. This will result in the addition of the Target Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern Time, on the Closing Date.

•

The Acquiring Fund will issue Class R6 shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class 1 shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class 1 shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class 1 shareholders of the Target Fund will become Class R6 shareholders of the Acquiring Fund.

•	After the shares are issued, the existence of the Target Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization of the Target Fund into the Acquiring Fund and believes that it will benefit shareholders of the Target Fund by allowing shareholders of the Target Fund to pursue a similar investment objective in a larger combined fund. The Reorganization is expected to allow your Fund to pursue a similar investment objective in a fund with substantially similar principal investment strategies, with the potential for better future performance, with comparable risk, and lower total expenses before and after waivers. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base. The Target Fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk and the Acquiring Fund seeks (and the combined fund will also seek) high current income with capital appreciation as a secondary goal.

The Target Fund invests primarily in high yield securities (securities rated BB and Ba through C and D, respectively) which may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities. The Acquiring Fund invests primarily in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents which may consist of domestic and foreign corporate bonds and government obligations, debentures and notes, convertible securities and preferred securities. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

The Funds’ Trustees review each of the various funds in the John Hancock Funds complex on an ongoing basis as part of their fiduciary responsibilities. With respect to comparative historical performance, the Board conducted a detailed performance and risk review of each Fund and reviewed information as of July 31, 2024, including the following comparison of the Target Fund’s Class 1 shares and the Acquiring Fund’s Class R6 shares. The Board considered that the Acquiring Fund Class R6 shares underperformed the Target Fund Class 1 shares year-to-date for the seven months ended July 31, 2024, the one- and five-year trailing periods ended July 31, 2024 and since inception and outperformed the Target Fund Class 1 shares for the trailing ten-year period ended July 31, 2024. As a result, the Board believes that the proposed Reorganization, as well as combining the assets of both Funds resulting in economies of scale, is in the best interests of the Target Fund and its shareholders.

As shown in the table below, the hypothetical pro forma expense ratio of the Class R6 shares of the combined Acquiring Fund is expected to be lower than the expense ratio for the Class 1 shares of the Target Fund before and after expense waivers. In addition, the Target Fund’s advisory fee schedule is higher than that of the Acquiring Fund at all asset levels.

	High Yield Fund, a series of John Hancock Funds II Class 1 shares (Target Fund) (for the fiscal year ended August 31, 2024)	John Hancock High Yield Fund, a series of John Hancock Bond Trust Class R6 shares (Acquiring Fund) (for the fiscal year ended May 31, 2024)	John Hancock High Yield Fund, a series of John Hancock Bond Trust Class R6 shares (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund) (for the fiscal year ended May 31, 2024)
Gross Expense Ratio	0.87%	0.57%	0.56%
Net Expense Ratio	0.87%	0.56%	0.55%

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

Board Consideration of the Reorganization

The Board, including the Trustees of Target Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or of JHIM (“Independent Trustees”), considered the Reorganization at its in-person meeting held on September 24-26, 2024, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. The Independent Trustees discussed the proposed Reorganization in a private session with their independent legal counsel at which no representatives of management were present. In reaching its decision at the September 24-26, 2024 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Target Fund in the Reorganization is in the best interests of the Target Fund, as well as in the best interests of the Target Fund’s shareholders, and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Target Fund, the Board considered, with respect to the Reorganization, the following factors, among others:

(1) the compatibility of the investment objectives, policies and risks of the Target and Acquiring Funds;

(2) the comparative historical performance of the Target and the Acquiring Funds;

(3) any advantages to shareholders of the Target Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;

(4) the prospects for growth, and for achieving economies of scale, of the combined Target and Acquiring Funds;

(5) the expense ratios, both before and after any current expense waivers, and available information regarding the fees and expenses of the Target and Acquiring Funds;

(6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund;

(7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(8) that the direct costs of the Reorganization will be borne by the Advisor, the Target Fund and the Acquiring Fund;

(9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization;

(10) the tax consequences of the Reorganization, including considering the tax consequences generally to the Target and Acquiring Funds’ respective shareholders; and

(11) possible alternatives to the Reorganization, including continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds or such other options that the Board deems to be in the best interests of the Target Fund.

With respect to comparative historical performance, the Board conducted a detailed performance and risk review of each Fund and reviewed information as of July 31, 2024, including the following comparison of the Target Fund’s Class 1 shares and the Acquiring Fund’s Class R6 shares. The Board considered that the Acquiring Fund Class R6 shares outperformed the Target Fund Class 1 shares for the trailing ten-year period ended July 31, 2024 and underperformed the Target Fund Class 1 shares year-to-date for seven months ended July 31, 2024, the one-, and five-year trailing periods ended July 31, 2024 and since inception. The Acquiring Fund will be the accounting and performance survivor following the Reorganization.

Average Annual Total Returns

(As of July 31, 2024)

High Yield Fund (Target Fund), Class 1

	Year to Date	1 Year	5 Years	10 Years	Since Inception
High Yield Fund (Target Fund)	5.28%	10.41%	3.62%	3.48%	5.77%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.61%	5.10%	0.19%	1.61%	3.16%
Bloomberg U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	4.58%	11.04%	4.19%	4.65%	6.36%

John Hancock High Yield Fund (Acquiring Fund), Class R6

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock High Yield Fund (Acquiring Fund)	3.77%	9.12%	3.45%	3.53%	5.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.61%	5.10%	0.19%	1.61%	4.40%
ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	4.63%	11.03%	4.03%	4.55%	6.78%

The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Target Fund.

First, a combined fund offers potential economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

Second, the Reorganization would permit the Target Fund’s shareholders to pursue a similar investment objective in a potentially larger fund with substantially similar principal investment strategies. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the gross and net expense ratios of Class R6 shares of the Acquiring Fund to be received in the Reorganization are expected to be lower than the gross and net expense ratios for the Class 1 share class of the Target Fund to be exchanged~~.~~ both before and after expense waivers. Over the longer term, the greater asset size of the combined fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Fourth, shareholders of the Target Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. MIM (US) is currently the subadvisor to the Acquiring Fund and is proposed to continue to serve as the subadvisor to the Acquiring Fund and, following the Reorganization, is expected to continue to provide investment advisory services and personnel to the combined fund of at least the same quality as the services currently provided by Western Asset Management Company, LLC and Western Asset Management Company Limited to the Target Fund. The same individuals that currently serve as the portfolio managers of the Acquiring Fund are expected to continue to act as the portfolio managers of the combined fund after the Reorganization.

Fifth, assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Target Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for the Funds, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how total returns have varied from year to year for the Target and Acquiring Funds Class 1 and Class R6 shares, respectively, for a full calendar year. The table under “Average annual total returns” shows average annual total returns over time for the Target and Acquiring Funds Class 1 and Class R6 shares, respectively, compared with a broad-based securities market index. Past performance does not indicate future results. All figures assume dividend reinvestment. Class R6 shares of the Acquiring Fund outperformed Class 1 shares of the Target Fund for the ten-year average annual total return period ended August 31, 2024 but underperformed the Target Fund Class 1 shares for the one- and five-year annual total return period.

Target Fund’s Past Performance

Calendar year total returns for Class 1 Shares through December 31, 2023 (%)

High Yield Fund

(Target Fund)

Year-to-date total return: the Target Fund’s total return for the nine months ended September 30, 2024, was 8.85%.

Best quarter: 11.73% (Quarter ended June 30, 2020)

Worst quarter: -15.41% (Quarter ended March 31, 2020)

Acquiring Fund’s Past Performance

Calendar year total returns for Class R6 Shares through December 31, 2023 (%)

John Hancock High Yield Fund

(Acquiring Fund)

Year-to-date total return: the Acquiring Fund’s total return for the nine months ended September 30, 2024, was 6.93%.

Best quarter: 10.80% (Quarter ended June 30, 2020)

Worst quarter: -14.42% (Quarter ended March 31, 2020)

Average annual total returns for periods ended December 31, 2023 (%)

High Yield Fund (Target Fund), Class 1 shares

	1 Year	5 Year	10 Year
Class 1	12.85%	4.82%	3.41%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.81%
Bloomberg U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	13.44%	5.35%	4.59%

Average annual total returns for periods ended December 31, 2023 (%)

John Hancock High Yield Fund (Acquiring Fund), Class R6 shares

	1 Year	5 Year	10 Year
Class R6	12.51%	4.65%	3.57%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.81%
ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.46%	5.21%	4.51%

FURTHER INFORMATION ON THE REORGANIZATION

Tax Consequences of the Reorganization

The Reorganization is intended not to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Target Fund, or the shareholders of the Target Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Target Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Target Fund, or (2) the distribution by the Target Fund of the Acquiring Fund shares to the Target Fund’s shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Target Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Target Fund and the assumption of substantially all of the Target Fund’s liabilities by the Acquiring Fund;

•

Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

•

Under Section 1223(2) of the Code, the tax holding period of the assets of the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Target Fund’s tax holding period for those assets;

•	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Target Fund shares solely for Acquiring Fund shares as part of the Reorganization;

•

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares you surrender in exchange therefore;

•

Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Target Fund shares you surrender in the exchange, provided that you hold the Target Fund shares as capital assets on the date of the exchange; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Target Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Target Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the Closing Date, the Target Fund will and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), through the Closing Date. These distributions will be taxable to shareholders.

While the Acquiring Fund and Target Fund have similar investment objectives and principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately 90% of its investments in anticipation of the Reorganization and invest the proceeds of such sales~~.~~ due to the investment preferences of the portfolio management team.

As of May 31, 2024, the sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $42,449 (0.00%, or $0.00 per share), resulting in anticipated capital loss of $18,440,203 ($0.66 per share). Purchases of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $42,449 (0.00%, or $0.00 per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to have no cost. The actual costs and capital gains may differ due to the timing of such sales.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareholders.

As of August 31, 2024, the Target Fund had net unrealized depreciation equal to approximately [ ]% of its net assets, and the Acquiring Fund had net unrealized depreciation equal to approximately 3.02% of its net assets. As of its fiscal year end on August 31, 2024, the Target Fund had $[ ] of capital loss carryforwards (both short-term and long-term) and at its fiscal year end on May 31, 2024, the Acquiring Fund had $618,885,291 of capital loss carryforwards (both short-term and long-term).

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Target Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section [6]).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Target Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section [6]).

The obligations of the Target Fund and the Acquiring Fund are also subject to the receipt of an opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, Section [6.6]).

Termination of Agreement. Either Trust may terminate the Agreement at any time before the Reorganization date, (a) in the event of the other Trust’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [April 30, 2025], or another date to which the Funds agree, or by the Trusts’ mutual agreement.

Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization will be borne 50% by the Advisor~~,~~ and 50% by the Target Fund and Acquiring Fund, equally. These costs are estimated to be approximately $158,000 and are comprised of legal, accounting, printing, solicitation, tabulation of proxies and audit expenses.

Notwithstanding the foregoing, the Target Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in Section 7 of the Agreement.

While the Acquiring Fund and Target Fund have similar investment objectives and principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately 90% of its investments in anticipation of the Reorganization and invest the proceeds of such sales~~.~~ due to the investment preferences of the portfolio management team.

As of May 31, 2024, the sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $42,449 (0.00%, or $0.00 per share), resulting in anticipated capital loss of $18,440,203 ($0.66 per share). Purchases of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $42,449 (0.00%, or $0.00 per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to have no cost. The actual costs and capital gains may differ due to the timing of such sales.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund, the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund as of May 31, 2024.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Target Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net Assets ($)	Share Class	NAV ($)	Shares Outstanding
High Yield Fund (Target Fund)	$195,548,950	1	$6.97	28,039,107
	$195,548,950	Total Net Assets	$6.97	28,039,107
John Hancock High Yield Fund (Acquiring Fund)	$237,040,609	A	$3.00	79,073,543
	$4,527,187	C	$3.00	1,510,554
	$105,790,362	I	$3.00	35,281,610
	$41,442,773	R6	$2.99	13,852,891
	$814,230,210	NAV	$2.99	271,938,141
	$1,203,031,141	Total Net Assets	N/A	401,656,739

Funds	Net Assets ($)	Share Class	NAV ($)	Shares Outstanding
Reduction in net assets and net asset values per share of the Target Fund to reflect costs of the Reorganization, and increase in outstanding shares relative to net asset value upon the Reorganization.	$(148,204)	1	$(0.00)	0
	$(1,943)	A	$(0.00)	0
	$(37)	C	$(0.00)	0
	$(867)	I	$(0.00)	0
	$(340)	R6	$(0.00)	65,351,420
	$(6,672)	NAV	$(0.00)	0
John Hancock High Yield Fund (Acquiring Fund) (pro forma assuming Reorganization)	237,038,666	A	$3.00	79,073,543
	4,527,150	C	$3.00	1,510,554
	105,789,495	I	$3.00	35,281,610
	236,843,179	R6 (combined with Class 1 shares of the Target Fund)	$2.99	79,204,311
	814,223,538	NAV	$2.99	271,938,141
	$1,398,422,028	Total Net Assets	N/A	467,008,159

If the Reorganization had taken place on May 31, 2024, in accordance with the Agreement, approximately 2.39 Acquiring Fund Class R6 shares would have been issued to holders of the Target Fund Class 1 shares in exchange for each Class  1 share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund. The headings are the same in each Fund’s prospectus.

Type of Information	Headings in the Prospectus
Investment objective and policies	• Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks • Principal Investment Strategies; Principal Risks of Investing

Portfolio management	• Fund Summary: Portfolio Management • Fund Details: Investment Advisor; Subadvisor

Expenses	• Fund Summary: Fees and Expenses • Fund Details: Additional information about fund expenses

Custodian	• Fund Details: Custodian

Shares of beneficial interest	• Your Account: Choosing an Eligible Share Class; Class Cost Structure; Sales Charge Reductions and Waivers

Purchase of shares, Redemption or sale of shares	• Your Account: Buying Shares; Selling Shares; Transaction Policies; Additional Investor Services

Dividends, distributions, and taxes	• Your Account: Dividends and Account Policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Target Fund and the Acquiring Fund. The Board also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

CONFLICTS OF INTEREST

Although the expected management fee rate of the Acquiring Fund after the Reorganization will be lower than the management fee rate currently paid by shareholders of the Target Fund, JHIM is nonetheless expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Target Fund.

Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.

Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.

Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the meeting as there is no routine matter on which such brokers could vote. If your proxy is not received on a timely basis, it will not be counted. If the required approval of the Target Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

Comparative Shareholder Rights

The Target Fund Trust and Acquiring Fund Trust are each organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts, and each is an open-end management investment company registered under the 1940 Act. The Target Fund Trust and Acquiring Fund Trust, as affiliated trusts within the same family of funds and organized under the same governing law, have substantially similar organizational documents that confer identical rights to shareholders in all material respects. Accordingly, there are no material differences between the rights of shareholders of the Target Fund Trust and the rights of shareholders of the Acquiring Fund Trust, and such is expected to continue following the reorganization.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHIM, and its transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services has agreed to provide proxy solicitation services at a cost of approximately $[0].

Revoking Proxies

The Target Fund shareholder signing and returning a proxy by mail, or voting a proxy via telephone or internet has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Target Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•

If a shareholder has executed a proxy but is present at the meeting and wishes to vote at the meeting, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 30, 2024 (the “record date”), the numbers of shares of beneficial interest of the Target Fund outstanding were as follows:

Shares Outstanding
Class 1	27,983,681.513
Total	27,983,681.513

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Target Fund that are entitled to vote, present at the meeting or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Target Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or at the meeting, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHIM or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

•

A shareholder will be called on a recorded line at the telephone number in the Target Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You may also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote at the meeting if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy/Prospectus and have your proxy card(s) at hand.

•	Go to the website on the proxy card(s).

•	Enter the control number found on your proxy card(s).

•	Follow the instructions on the website. Please call us at 800-344-1029 if you have any problems.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of October 30, 2024, the Trustees and officers of the Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.

To the knowledge of the management team of each Fund, as of October 30, 2024, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Target Fund can control the Target Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
High Yield Fund (Target Fund)

1	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 100 SUMMIT LAKE DRIVE, 2ND FLOOR VALHALLA NY 10595	4.57%	BENEFICIAL

1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.43%	BENEFICIAL

John Hancock High Yield Fund (Acquiring Fund)

R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	88.03%	RECORD

EXPERTS

The financial highlights and financial statements of the Target Fund, included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2024 (File No. 811-21779), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements, have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Target Fund.

The financial highlights and financial statements of the Acquiring Fund, included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2024 (File No. 811-03006), have been audited by PwC. These financial highlights and financial statements, have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Acquiring Fund.

Each Fund will furnish, without charge, a copy of its most recent Annual and Semiannual Report to any shareholder upon request.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the “Agreement”) is made as of [    ], 2024, between John Hancock Funds II, a Massachusetts business trust (the “Acquired Fund Trust”), on behalf of its series, High Yield Fund (the “Acquired Fund”) and John Hancock Bond Trust, a Massachusetts business trust (the “Acquiring Fund Trust” and collectively with the Acquired Fund Trust, the “Trusts”) on behalf of its series, John Hancock High Yield Fund (the “Acquiring Fund” and collectively with the Acquired Fund, the “Funds”) (Each of the Funds is sometimes referred to herein as a “Fund,” and each of the Trusts is sometimes referred to herein as a “Trust”). Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by either Fund, and of and by either Trust on its Fund’s behalf, contained herein shall be deemed to be the Obligations of the applicable Fund only, (2) all rights and benefits created hereunder in favor of either Fund shall inure to and be enforceable by the applicable Trust on the applicable Fund’s behalf, and (3) in no event shall any other series of either Trust or the assets thereof be held liable with respect to the breach or other default by a Fund or a Trust of its Obligations set forth herein.

The Trusts, on behalf of their respective Funds, wish to effect a reorganization described in section 368(a)(1)(C) (all “section” references are to the Internal Revenue Code of 1986, as amended (the “Code”), unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (the “Regulations”)). The reorganization shall consist of (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Acquired Fund’s liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Acquired Fund’s termination, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein as the “Reorganization”).

Each of the Trusts is duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Trusts is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on such Trust. The Acquired Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and is duly established and designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust dated January 22, 2016, as amended (the “Acquired Fund Trust Declaration”). The Acquiring Fund Trust is duly registered under the 1940 Act, as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and is duly established and designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust dated January 22, 2016, as amended (the “Acquiring Fund Trust Declaration” and collectively with the Acquired Fund Trust Declaration, the “Trust Declarations”).

Each of the Trust’s board of trustees (each, a “Board” and collectively, the “Boards”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund offers one class of shares, Class 1 Shares (the “Acquired Fund Shares”). The Acquiring Fund offers four classes of shares, Class A, Class C, Class I and Class R6 Shares (“Class A Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” “Class I Acquiring Fund Shares” and “Class R6 Acquiring Fund Shares,” respectively). Only Class R6 Acquiring Fund Shares (sometimes referred to herein as “Acquiring Fund Shares”) will be used in the Reorganization.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (the “Assets”) to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall –

(a) issue and deliver to the Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Class R6 Acquiring Fund Shares determined by dividing the Acquired Fund Value (determined pursuant to paragraph 2.1) by the Net Asset Value (the “NAV”) of a Class R6 Acquiring Fund Share, and

(b) assume all of Acquired Fund’s liabilities described in paragraph 1.3 (the “Liabilities”).

Those transactions shall take place at the “Closing” (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Acquired Fund owns at the “Valuation Time” (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Acquiring Fund Trust.

1.3. The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the “Effective Time” (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Acquired Fund shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Acquired Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Acquired Fund shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Acquiring Fund Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Class R6 Acquiring Fund Shares due to that Shareholder. The aggregate NAV of Class R6 Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. The Acquiring Fund Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Acquired Fund’s liquidation shall be complete for federal tax purposes — (a) Acquired Fund shall be terminated and (b) Acquired Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise determined by the Acquiring Fund Trust, Acquired Fund shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2. VALUATION

2.1. For purposes of paragraph 1.1(a), the Acquired Fund Value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (the “NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (the “Valuation Time”), using the valuation procedures set forth in Acquired Fund’s then-current prospectus and statement of additional information (the “Pro/SAI”) including Acquired Fund valuation procedures established by its Board (collectively, the “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by the Adviser, or (b) the Pricing Committee in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3. CLOSING AND EFFECTIVE TIME

3.1. Unless the Trusts agree otherwise, all acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on a date as to which they agree (the “Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Acquiring Fund Trust’s offices or at another place as to which the Trusts agree.

3.2. Acquired Fund shall direct the custodian of the Acquired Fund’s assets to deliver at the Closing a certificate of an authorized officer (the “Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Acquired Fund shall direct its transfer agent to deliver to the Acquiring Fund at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares of Acquired Fund Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. The Acquiring Fund Trust shall direct its transfer agent to deliver to the Acquired Fund, (a) at the Closing, a confirmation, or other evidence satisfactory to the Acquired Fund, that the Acquiring Fund Shares to be issued to Acquired Fund pursuant to paragraph 1.1(a) have been credited to Acquired Fund’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5. Each Trust, on behalf of their respective Funds, shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Acquiring Fund Trust determines to be needed.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Acquired Fund Trust, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

4.1.1. The Acquired Fund Trust (a) is a Massachusetts business trust that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and operates pursuant to the Trust Declaration, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-2;

4.1.2. Acquired Fund is a duly established and designated series of the Acquired Fund Trust, in accordance with the applicable provisions of the Acquired Fund Trust Declaration, and the 1940 Act;

4.1.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Acquired Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Acquired Fund Trust, with respect to Acquired Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, the Acquired Fund Trust, on the Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Acquiring Fund Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (the “1933 Act”);

4.1.5. The Acquired Fund Trust, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, or the Acquired Fund Trust Declaration or the Acquired Fund Trust’s Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Acquired Fund Trust, with respect to Acquired Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Acquired Fund Trust, with respect to the Acquired Fund, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Acquired Fund thereunder will be made, without either Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Acquired Fund Trust’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and the Acquired Fund Trust, on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or the Acquired Fund Trust’s ability to consummate the transactions contemplated hereby;

4.1.8. Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statement of Cash Flows, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended [August 31, 2023], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9. Since [August 31, 2023], there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Acquired Fund Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquired Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11. Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 852(g)(2), eligible for treatment under section 851(g)(1)); Acquired Fund has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Acquired Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (the “Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.13. At the Effective Time, (1) at least 33 1⁄3% of Acquired Fund’s Fund assets — including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Acquired Fund invests — will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (3) Acquired Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14. To the best of Acquired Fund’s management’s knowledge, there is no plan or intention by Acquired Fund’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Acquired Fund Shares outstanding;

4.1.15. During the five-year period ending at the Effective Time, neither Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares or Acquired Fund Shares, or (2) made distributions with respect to Acquired Fund Shares except for (i) normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16. All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund;

4.1.17. Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18. Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19. Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquired Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Acquired Fund’s Pro/SAI will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21. The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22. The Acquiring Fund Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23. The Acquired Fund Trust Declaration permits Acquired Fund to vary its shareholders’ investment; the Acquired Fund does not have a fixed pool of assets is a managed Fund of securities, and John Hancock Investment Management LLC (the “Advisor”), and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2. The Acquiring Fund Trust, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

4.2.1. The Acquiring Fund Trust (a) is a Massachusetts business trust, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Fund is a duly established and designated series of the Acquiring Fund Trust, in accordance with the applicable provisions of the Acquiring Fund Trust Declaration, and the 1940 Act;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Acquiring Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. The Acquiring Fund Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s Bylaws, or any Undertaking to which the Acquiring Fund Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Acquiring Fund Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Acquiring Fund Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Acquiring Fund Trust’s ability to consummate the transactions contemplated hereby;

4.2.7. At or before the Effective Time, there are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in section 4.3.1 below) or that will not otherwise be disclosed to the Acquired Fund prior to the Closing;

4.2.8. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended [May 31, 2024], have been audited by PwC and are in accordance with GAAP; those Statements (copies of which Acquiring Fund Trust has furnished to Acquired Fund) present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Acquiring Fund Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.9. Since [May 31, 2024], there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.10. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Acquiring Fund Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.11. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12. Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.13. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization.

4.2.14. Following the Reorganization, Acquiring Fund will (1) continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.15. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

4.2.16. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.17. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Acquired Fund Shares with consideration other than Acquiring Fund Shares;

4.2.18. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.19. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization.

4.2.20. Assuming satisfaction of the condition in paragraph 4.1.19, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.21. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquiring Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Acquiring Fund Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Acquiring Fund Trust, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund;

4.2.22. On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) the Acquiring Fund Trust’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Acquiring Fund Trust for use therein;

4.2.23. The information to be furnished by the Acquiring Fund Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.24. The Acquiring Fund Trust Declaration permits the Acquiring Fund Trust to vary its shareholders’ investment; the Acquiring Fund Trust does not have a fixed pool of assets — each series thereof (including Acquiring Fund) is a managed Fund of securities, and the Advisor, and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each of Acquired Fund and the Acquiring Fund represents and warrants to the other as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) the Acquiring Fund Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (the “Registration Statement”), and a post-effective amendment to the Acquiring Fund Trust’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor; and

4.3.3. The Acquired Fund Trust’s management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to the Acquiring Fund;

4.3.4. Acquired Fund’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.7. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8. None of the compensation the Advisor, or any affiliate thereof receives as a service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that the Advisor (on any Shareholder’s behalf) holds; none of the Acquiring Fund Shares the Advisor (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Advisor or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9. Immediately after the Reorganization, Acquired Fund Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.10. No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Advisor, or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (the “Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11. There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

4.3.12. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13. The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1. Each of the Trusts covenants to operate its Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing.

5.2. The Acquired Fund Trust covenants to call and hold a meeting of Acquired Fund’s shareholders prior to the Closing to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (the “Shareholders Meeting”).

5.3. In connection with the Shareholders Meeting referred to in section 5.2 above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

5.4. The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5. The Acquiring Fund Trust shall file a post-effective amendment to its Registration Statement on Form N-1A (the “Acquiring Fund Trust’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, and shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing.

5.6. Acquired Fund covenants that it will assist the Acquiring Fund Trust in obtaining information the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.7. Acquired Fund covenants that it will make available its books and records regarding Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund at the Closing.

5.8. Each Fund covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.9. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Acquired Fund title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.10. The Acquiring Fund Trust covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.11. Acquired Fund covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

5.12. Subject to this Agreement, each Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) the other Fund’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each of the Fund’s Board and by Acquired Fund’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof) and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund’s Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary;

6.2. That each of the Funds shall have furnished to the other Fund a statement of its assets, liabilities and capital, with values determined as provided in this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Fund since the date of the Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Fund Investments since that date or changes in the market value of the Fund Investments.

6.3. That each of the Funds shall have furnished to the other Fund a certificate signed by its Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.4. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trusts to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trusts’ best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trusts deem necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Trust may for itself waive any of those conditions;

6.5. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either of the Trusts’ best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.6. Each Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5. The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) Acquired Fund’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d) Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark- to-market system of accounting.

6.7. The Acquiring Fund Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Acquiring Fund Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.8. At any time before the Closing, either Trust may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4 and 6.6) if, in the judgment of each Fund’s Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6.9. That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquired Fund, be contemplated by the Commission.

6.10. That the Acquiring Fund Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Except as otherwise provided herein, the Acquired Fund will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Fund Shares under applicable state and federal laws.

7.3. Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

7.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Trust has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Trusts. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Trust (a) in the event of the other Trust’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [April 30, 2025], or another date to which the Funds agree; or

9.2. By the Trusts’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Trust nor any of its trustees, officers, or shareholders, shall have any liability.

10.	INDEMNIFICATION

10.1. Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

10.2. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

11.	AMENDMENTS

The Trusts may amend, modify, or supplement this Agreement at any time in any manner thy mutually agree on in writing, notwithstanding Acquired Fund’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

12.	MISCELLANEOUS

12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Trust, on each applicable Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of each Trust’s trustees solely in their capacities as trustees, and not individually, and that each Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the participating Funds but are only binding on and enforceable against its property attributable to and held for the benefit of the participating Funds (in each case, “Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Trust, in asserting any rights or claims hereunder on its or a Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the respective Trust or to those trustees, officers, or shareholders.

12.4. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.5. [All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to JHF II High Yield Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock High Yield Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.]

12.6. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

12.7. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Trust on behalf of each applicable Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

JOHN HANCOCK FUNDS II, on behalf of its series, High Yield Fund

By:

Name:

Title:

Attest:

Name:

Title:

JOHN HANCOCK BOND TRUST, on behalf of its series, John Hancock High Yield Fund

By:

Name:

Title:

Attest:

Name:

Title:

A-1

Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Investment Management Distributors LLC

MEMBER FINRA

200 Berkeley Street

Boston, MA 02116

1-888-972-8696 (Class R6)

1-800-344-1029 (Class 1)

1-800-231-5469 TTY

1-800-338-8080 EASI-Line

jhinvestments.com

Mutual Funds

Institutional Services

Private Managed Accounts

Retirement Plans

[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2024

HIGH YIELD FUND

(the “Target Fund,” a series of John Hancock Funds II)

AND

JOHN HANCOCK HIGH YIELD FUND

(the “Acquiring Fund,” a series of John Hancock Bond Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated [ ], 2024). This SAI provides additional information about the Target Fund and the Acquiring Fund (the “Funds”). The Target Fund is a series of John Hancock Funds II (the “Target Fund Trust”), a Massachusetts business trust. The Acquiring Fund is a series of John Hancock Bond Trust (the “Acquiring Fund Trust”), a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated [ ], 2024, relating to the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Target Fund of proxies to be voted at the Special Meeting of Shareholders of the Target Fund to be held on January 14, 2025.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management LLC

200 Berkeley Street

Boston, Massachusetts 02116

888-972-8696 (Class R6)

800-344-1029 (Class 1)

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information for the Target Fund dated January 1, 2024 (the “Target Fund SAI”).

2.	The Statement of Additional Information for the Acquiring Fund dated October 1, 2024 (the “Acquiring Fund SAI”).

3.	The Annual Report of the Target Fund Trust for the fiscal year ended August 31, 2024 with respect to the Target Fund (the “Target Fund Annual Report”).

4.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended May 31, 2024 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).

5.	Supplemental financial information.

INFORMATION INCORPORATED BY REFERENCE

The Target Fund SAI, as may be supplemented, is incorporated by reference to Post-Effective Amendment No. 249 to the Target Fund Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-126293 and 811-21779), on December 21, 2023 (Accession No. 0001193125-23-300789);

The Acquiring Fund SAI, as may be supplemented, is incorporated by reference to Post-Effective Amendment No. 160 to the Acquiring Fund Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 002-66906 and 811-03006), on September 26, 2024 (Accession No. 0001193125-24-226923);

The Target Fund Annual Report is incorporated by reference to the Target Fund Trust’s report on Form N-CSR (File No. 811-21779) that was filed with the SEC on November 7, 2024 (Accession No. 0000898430-24-000967);

The Acquiring Fund Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-03006) that was filed with the SEC on August 2, 2024 (Accession No. 0000898430-24-000328).

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Expenses” section of the Proxy Statement and Prospectus. The Reorganization will not result in a material change to the Target Fund’s accounting, valuation or taxation policies.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. However, in connection with the Reorganization, the Target Fund is planning to sell approximately 90% of its investments and invest the proceeds of such sales. Due to the investment preferences of the portfolio management team, changes will be made to the Target Fund’s portfolio in advance of the Reorganization and may be made to the Acquiring Fund’s portfolio following the Reorganization.

JOHN HANCOCK BOND TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Bond Trust (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 002-66906 and 811-03006) as filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2024 (accession no. 0001193125-24-226923), which information is incorporated herein by reference.

Item 16. Exhibits

Exhibit Number	Description

1(a)	Amended and Restated Declaration of Trust dated January 22, 2016. - previously filed as exhibit 99.(a) to post-effective amendment no. 114 filed on June 24, 2016, accession number 0001133228-16-010461.

1(a)(1)	Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016, regarding change of address of principal place of business. - previously filed as exhibit 99.(a).1 to post-effective amendment no. 131 filed on April 26, 2019, accession number 0001133228-19-002450.

2(a)	Amended and Restated By-Laws dated March 8, 2005. - previously filed as exhibit 99.(b) to post-effective amendment no. 58 filed on September 14, 2005, accession number 0001010521-05-000407.

2(a)(1)	Amendment dated March 11, 2008 to the Amended and Restated By-Laws. - previously filed as exhibit 99.(b).1 to post-effective amendment no. 64 filed on September 25, 2009, accession number 0000950123-09-046081.

2(a)(2)	Amendment dated June 9, 2009 to the Amended and Restated By-Laws. - previously filed as exhibit 99.(b).2 to post-effective amendment no. 64 filed on September 25, 2009, accession number 0000950123-09-046081.

2(a)(3)	Amendment dated August 31, 2010 to the Amended and Restated By-Laws. - previously filed as exhibit 99.(b).3 to post-effective amendment no. 66 filed on August 30, 2011, accession number 0000950123-11-081285.

2(a)(4)	Amendment dated March 10, 2016 to the Amended and Restated By-laws. - previously filed as exhibit 99.(b).4 to post-effective amendment no. 114 filed on June 24, 2016, accession number 0001133228-16-010461.

3	Not Applicable.

4	Form of Agreement and Plan of Reorganization (Filed Herewith as Exhibit A to the Proxy Statement/Prospectus).

5	See Exhibits 1 and 2.

6(a)	Amended and Restated Advisory Agreement dated June 30, 2020 between John Hancock Bond Trust (the “Registrant”) and John Hancock Investment Management LLC (the “Advisor”). - previously filed as exhibit 99.(d) to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

6(a)(1)	Sub-Advisory Agreement dated December 31, 2005 (the “Affiliated Sub-Advisory Agreement”) among Registrant, John Hancock Investment Management LLC, and Manulife Investment Management (US) LLC relating to John Hancock Government Income Fund, John Hancock Focused High Yield Fund, and John Hancock Investment Grade Bond Fund. - previously filed as exhibit 99.(d).3 to post-effective amendment no. 59 filed on September 27, 2006, accession number 0001010521-06-00827.

6(a)(2)	Amendment dated March 23, 2017 to the Affiliated Sub-Advisory Agreement relating to John Hancock Government Income Fund, John Hancock High Yield Fund, and John Hancock Investment Grade Bond Fund. – previously filed as exhibit 99.(d).2 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

7(a)	Amended and Restated Distribution Agreement dated June 30, 2020 between the Registrant and John Hancock Investment Management Distributors LLC (the “Distributor”). - previously filed as exhibit 99.(e) to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

8	Not Applicable

9(a)	Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. - previously filed as exhibit 99.(g) to post-effective amendment no. 64 filed on September 25, 2009, accession number 0000950123-09-046081.

9(a)(1)	Amendment dated October 1, 2015 to Master Custodian Agreement dated September 26, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company previously filed as exhibit (g)(1) to post-effective amendment no. 66, filed on June 27, 2016, accession number 0001133228-16-010482.

9(a)(2)	Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. - previously filed as exhibit 99.(g).(1) to post-effective amendment no. 112 filed on September 25, 2015, accession number 0001133228-15-004966.

9(a)(3)	Amendment dated August 1, 2019 to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. – previously filed as exhibit 99.(g).3 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

9(a)(4)	Amendment dated June 1, 2021 to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. - previously filed as exhibit 99.(g).4 to post-effective amendment no. 138 filed on September 23, 2022, accession number 0001133228-22-006577.

10(a)	Rule 12b-1 Plan. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class 1 Shares. - previously filed as exhibit 99.(m) to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class A Shares. - previously filed as exhibit 99.(m).1 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class B Shares relating to John Hancock Government Income Fund. - previously filed as exhibit 99.(m).2 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(3)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class B Shares relating to John Hancock High Yield Fund. - previously filed as exhibit 99.(m).3 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(4)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class B Shares relating to John Hancock Investment Grade Bond Fund. - previously filed as exhibit 99.(m).4 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(5)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares. - previously filed as exhibit 99.(m).5 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(6)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares relating to John Hancock Government Income Fund. - previously filed as exhibit 99.(m).6 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(7)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares relating to John Hancock Investment Grade Bond Fund. - previously filed as exhibit 99.(m).7 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(8)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R1 Shares. - previously filed as exhibit 99.(m).8 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(9)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R2 Shares. - previously filed as exhibit 99.(m).9 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(10)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R3 Shares. - previously filed as exhibit 99.(m).10 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(11)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R4 Shares. - previously filed as exhibit 99.(m).11 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(12)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class R5 Shares. - previously filed as exhibit 99.(m).12 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(13)	Amended and Restated Class R1 Service Plan dated June 30, 2020. - previously filed as exhibit 99.(m).13 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(14)	Amended and Restated Class R2 Service Plan dated June 30, 2020. - previously filed as exhibit 99.(m).14 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(15)	Amended and Restated Class R3 Service Plan dated June 30, 2020. - previously filed as exhibit 99.(m).15 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(16)	Amended and Restated Class R4 Service Plan dated June 30, 2020. - previously filed as exhibit 99.(m).16 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

10(a)(17)	Amended and Restated Class R5 Service Plan dated June 30, 2020. - previously filed as exhibit 99.(m).17 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424

10(b)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated October 23, 2020 for John Hancock Mutual Funds advised by John Hancock Investment Management LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 138 filed on September 23, 2022, accession number 0001133228-22-006577.

11	Opinion and Consent of K&L Gates LLP, regarding legality of issuance of shares and other matters - Filed herewith.

12	Form of Opinion of K&L Gates LLP on tax matters - Filed herewith.

13(a)

Service Agreement dated as of February 1, 2000 among Charles Schwab & Co., Inc., John

Hancock Investment Management Distributors LLC, and John Hancock Signature Services, Inc. relating to John Hancock High Yield Fund, Class  A. – previously filed as exhibit 99.(h).1 to post-effective amendment no. 47 filed on September  25, 2000, accession number 0001010521-00-000424

13(a)(1)	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 (the “Transfer Agency Agreement”) between John Hancock Mutual Funds advised by John Hancock Investment Management LLC and John Hancock Signature Services, Inc. – previously filed as exhibit 99.(h).1 to post-effective amendment no. 99 filed on September 25, 2014, accession number 0001133228-14-003374

13(a)(2)	Amendment dated October 1, 2013 to the Transfer Agency Agreement. – previously filed as exhibit 99.(h).2 to post-effective amendment no. 99 filed on September 25, 2014, accession number 0001133228-14-003374

13(a)(3)	Amendment dated August 26, 2019 to the Transfer Agency Agreement. - previously filed as exhibit 99.(h).3 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-006424.

13(a)(4)	Amended and Restated Service Agreement dated June 24, 2021 between the Registrant and John Hancock Investment Management LLC. – previously filed as exhibit 99.(h).4 to post-effective amendment no. 138 filed on September 23, 2022, accession number 0001133228-22-006577.

13(a)(5)	Service Agreement dated June 30, 2020 among the Registrant, John Hancock Investment Management LLC, and the Registrant’s Chief Compliance Officer. - previously filed as exhibit 99.(h).5 to post-effective amendment no. 136 filed on September 25, 2020, accession number 0001133228-20-00642

13(a)(6)	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated June 27, 2024 - previously filed as exhibit 99.(h)(8) to post-effective amendment no. 140 filed on September 26, 2024 accession number 0001193125-24-226923

13(a)(7)	Agreement to Waive Advisory Fees and Reimburse Expenses dated June 27, 2024 among John Hancock Investment Management LLC, John Hancock Variable Trust Advisers LLC and John Hancock Mutual Funds - previously filed as exhibit 99.(h)(9) to post-effective amendment no. 140 filed on September 26, 2024 accession number 0001193125-24-226923

13(a)(8)	Rule 12b-1 Fee Waiver Letter Agreement dated June 27, 2024, between Registrant and John Hancock Investment Management Distributors LLC - previously filed as exhibit 99.(h)(10) to post-effective amendment no. 140 filed on September 26, 2024 accession number 0001193125-24-226923

13(a)(9)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and John Hancock Variable Insurance Trust. – previously filed as exhibit 99.(h).11 to post-effective amendment no. 138 filed on September 23, 2022, accession number 0001133228-22-006577.

14	Consent of PricewaterhouseCoopers LLP - Filed herewith.

15	Not Applicable.

16	Powers of Attorney - Filed herewith.

17	Form of Proxy Card - Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 8th day of November 2024.

JOHN HANCOCK BOND TRUST

/s/ Kristie M. Feinberg
Name: Kristie M. Feinberg
Title: President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Kristie M. Feinberg	President	November 8, 2024
Kristie M. Feinberg

/s/ Fernando A. Silva Fernando A. Silva	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 8, 2024

/s/ Andrew G. Arnott*	Trustee	November 8, 2024
Andrew G. Arnott

/s/ William K. Bacic*	Trustee	November 8, 2024
William K. Bacic

/s/ James R. Boyle*	Trustee	November 8, 2024
James R. Boyle

/s/ William H. Cunningham*	Trustee	November 8, 2024
William H. Cunningham

/s/ Noni L. Ellison*	Trustee	November 8, 2024
Noni L. Ellison

/s/ Grace K. Fey*	Trustee	November 8, 2024
Grace K. Fey

/s/ Dean C. Garfield*	Trustee	November 8, 2024
Dean C. Garfield

/s/ Deborah C. Jackson*	Trustee	November 8, 2024
Deborah C. Jackson

/s/ Paul Lorentz*	Trustee	November 8, 2024
Paul Lorentz

/s/ Hassell McClellan*	Trustee	November 8, 2024
Hassell McClellan

/s/ Steven R. Pruchansky*	Trustee	November 8, 2024
Steven R. Pruchansky

/s/ Frances G. Rathke*	Trustee	November 8, 2024
Frances G. Rathke

/s/ Thomas R. Wright*	Trustee	November 8, 2024
Thomas R. Wright

* By: Power of Attorney.

By: /s/ Thomas Dee
Thomas Dee
Attorney-In-Fact
*Pursuant to Power of Authority filed herewith

Exhibit Index

4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus)

11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters

12	Form of Opinion of K&L Gates LLP on tax matters

14	Consent of Independent Registered Accounting Firm

16	Powers of Attorney

17	Form of Proxy Card